                                                                    EXHIBIT 99.3

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

In re: Lason Services, Inc.                             Case No.: 01-11489

                                                  Reporting Period: January 2002

                                                                      CURRENT                   CUMULATIVE
                                                                      -------                   ----------
Cash - Beginning of the Month                                            $2,737,325.57                     $5,946.91

Receipts                                                      Operating
Total Receipts                                                          $16,412,171.00                $33,564,293.14

Disbursements
Total Disbursements                                                     $14,631,549.00                $29,052,292.48

Net Cash Flow                                                            $1,780,622.00                 $4,512,000.66

Cash - End of the Month                                                  $4,517,947.57                 $4,517,947.57

In re:  Lason Services, Inc.                             Case No.: 01-11489
                                                  Reporting Period: January 2002


                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                             CUMULATIVE FILING TO
REVENUES                                                                                MONTH                        DATE
--------                                                                                -----                        ----
Gross Revenues
Non-Debtor Net Intercompany
Less:  Returns and Allowances
Net Revenue                                                                                          0                    0
COST OF GOODS SOLD
Beginning Inventory
Add:  Purchases
Add:  Cost of Labor
Add:  Other Direct Costs (attach schedule)
Less:  Ending Inventory
Cost of Goods Sold                                                                                   0                    0
Gross Profits                                                                                        0                    0
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation                                                         0                    0
Depreciation/Depletion/Amortization                                                                  0                   97
NET PROFIT (LOSS) BEFORE OTHER INCOME & EXPENSES                                                     0                  -97
OTHER INCOME AND EXPENSES
Other income (attach schedule)
Interest Expense
Other
Expense (attach schedule)
NET PROFIT (LOSS) BEFORE REORGANIZATION ITEMS                                                        0                  -97
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses                                                                        0                    0
Income Taxes
NET PROFIT (LOSS)                                                                                    0                  -97

In re:  Lason Services, Inc.                             Case No.: 01-11489
                                                  Reporting Period: January 2002

                                 BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.

                                                                               BOOK VALUE AT END OF        BOOK VALUE ON PETITION
                         ASSETS                                               CURRENT REPORTING MONTH              DATE
                         ------                                               -----------------------              ----
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                    4,517,947                         5,947
Restricted Cash and Cash Equivalents (see continuation sheet)                                                              -
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                                 4,517,947                         5,947
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment                                                26,158                        26,158
Leasehold Improvements
Vehicles
Less Accumulated Depreciation                                                           21,961                        21,767
TOTAL PROPERTY & EQUIPMENT                                                               4,197                         4,390
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                      56,348,525                    62,442,487
TOTAL OTHER ASSETS                                                                  56,348,525                    62,442,487

TOTAL ASSETS                                                                        60,870,669                    62,452,824
                                                                                BOOK VALUE AT END OF       BOOK VALUE ON PETITION
             LIABILITIES AND OWNER EQUITY                                     CURRENT REPORTING MONTH              DATE
             ----------------------------                                     -----------------------              ----
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable                                                                        4,253,071                     4,062,645
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*                                                                     -
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES                                                       4,253,071                     4,062,645
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES                                                               -                             -

TOTAL LIABILITIES                                                                    4,253,071                     4,062,645
OWNER EQUITY
Capital Stock                                                                               10                            10
Additional Paid-In Capital                                                          29,696,003                    29,696,003
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                                    26,921,682                    28,694,166
Retained Earnings - Postpetition                                                           (97)
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                                    56,617,598                    58,390,179
TOTAL LIABILITIES AND OWNERS' EQUITY                                                60,870,669                    62,452,824

                                                                                             0

In re:  Lason Services, Inc.                             Case No.: 01-11489
                                                  Reporting Period: January 2002

                       BALANCE SHEET - CONTINUATION SHEET

                                                                               BOOK VALUE AT END OF        BOOK VALUE ON PETITION
                         ASSETS                                               CURRENT REPORTING MONTH              DATE
                         ------                                               -----------------------              ----
Other Current Assets









Other Assets

Investment in Lason Systems                                                         43,419,131                   43,419,131
Due to/from Lason Systems                                                           12,929,394                   19,023,356





                                                                                    56,348,525                   62,442,487
                                                                                BOOK VALUE AT END OF       BOOK VALUE ON PETITION
             LIABILITIES AND OWNER EQUITY                                     CURRENT REPORTING MONTH              DATE
             ----------------------------                                     -----------------------              ----
Other Postpetition Liabilities







Adjustments to Owner Equity





Post petition Contributions (Distributions) (Draws)










Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.